UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Flexion Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 10, 2020 for Flexion Therapeutics, Inc. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report and voting instructions, go to www.proxydocs.com/FLXN. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for our Annual Meeting, please make this request on or before May 30, 2020. For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/FLXN Proxy Materials Available to View or Receive: Annual Report and Proxy Statement Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/FLXN TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank email with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Flexion Therapeutics, Inc. Notice of Annual Meeting Meeting Type: Annual Meeting For holders as of: April 13, 2020 Date: Wednesday, June 10, 2020 Time: 12:00 P.M. (Eastern Time) Place: www.proxydocs.com/FLXN Visit site for registration instructions and deadline The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1, FOR proposal 2, and FOR proposal 3. 1. To elect three Class III directors to hold office until the 2023 annual meeting of stockholders. Nominees: (01) Heath Lukatch, Ph.D. (02) Patrick J. Mahaffy (03) Alan W. Milinazzo 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. Note: To conduct any other business properly brought before the annual meeting. In order to attend the annual meeting, you must register in advance at www.proxydocs.com/FLXN prior to the deadline of JUNE 8, 2020 at 5:00 pm Eastern Time to receive your unique live meeting link to access the meeting. Upon completing your registration, you will receive further instructions via email, including your unique live meeting link that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.